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                                                  SCUDDER
                                                  INVESTMENTS




SCUDDER GATEWAY PLUS II ANNUITY APPLICATION
GATEWAY
   PLUS II



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SCUDDER GATEWAY PLUS II                                                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE
Scudder Gateway Annuities/Allmerica Annuity                                                              COMPANY
OVERNIGHT MAIL: 66 Brooks Drive, Suite 8632, Braintree, MA 02184                   (State of Domicile: Delaware)
REGULAR MAIL: P.O. Box 8632, Boston, MA 02266-8632                                            440 Lincoln Street
Please Print Clearly                                                                         Worcester, MA 01653

1. OWNER:

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Name (First, Middle, Last) or Name of Trust                             Social Security/Tax I.D. Number

                                                                          /      /
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Street Address                                                          Date of Birth/Trust


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City, State, Zip                                                        / /Male   / /Female
(      )
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Daytime Telephone                                                       E-mail Address (Optional)

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2 JOINT OWNER:

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Name (First, Middle, Last)                                              Social Security/Tax I.D. Number

                                                                          /      /
-------------------------------------------------------------           ----------------------------------
Street Address                                                          Date of Birth


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City, State, Zip                                                        / /Male   / /Female
(      )
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Daytime Telephone                                                       E-mail Address (Optional)

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3 ANNUITANT:

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Name (First, Middle, Last)                                              Social Security Number


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Date of Birth                                                           / /Male   / /Female

4 JOINT ANNUITANT:

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Name (First, Middle, Last)                                              Social Security Number


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Date of Birth                                                           / /Male   / /Female

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5. BENEFICIARIES (FOR ADDITIONAL BENEFICIARIES, USE SECTION 16):

IF THERE ARE JOINT OWNERS, THE SURVIVOR IS ALWAYS THE PRIMARY BENEFICIARY. IF BENEFICIARY IS A TRUST,
PROVIDE DATE OF TRUST.

Name                    Primary or        Social Security          Relationship to Owner        Allocation %
                        Contingent           Number

--------------------    -----------      ----------------         ----------------------        -------------

--------------------    -----------      ----------------         ----------------------        -------------

--------------------    -----------      ----------------         ----------------------        -------------

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6. INITIAL PAYMENT:

$
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                              (Make check payable to Allmerica Financial)


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7. TYPE OF PLAN TO BE ISSUED:

  / / Non-qualified          / / SEP-IRA*                / / TSA (90-24) Transfers*
  / / Roth IRA               / / IRA                     / / Non-qualified Def. Comp

*Attach required additional forms. Existing Case # _________________________________________________________

If IRA, Roth IRA or SEP-IRA application, the applicant has received a Disclosure Buyer's Guide and this payment is a (check one):

  / / Rollover/Conversion     / / Trustee to Trustee Transfer     / / Payment for tax year_____________

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8. OPTIONAL RIDERS: MAY NOT BE AVAILABLE IN ALL STATES

I/We elect the following and understand there is an additional charge:

    Enhanced Death Benefit Riders
         If desired, check ONE below:                                                     If desired, check below:
         / / Annual Step-Up                     / / Annual Step-Up with 5% roll-up       / / Enhanced Earnings Death
         / / Annual Step-Up with 7% roll-up     / / 10% Breakthrough with 5% roll-up         Benefit Rider
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13077                                                                                          PLUS2-10
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9. ALLOCATION OF PAYMENT:

ALGER AMERICAN FUND                    SCUDDER VARIABLE SERIES (CON'T)    SCUDDER VARIABLE SERIES (CON'T)
____% Am Balanced                      ____% Cap Gro                      ____% Total Ret
____% Am Lv AllCap                     ____% Cont Val                     ____% SVS Davis Ventr Val
CREDIT SUISSE TRUST                    ____% Glb BlChp                    ____% SVS Drm Fin Serv
____% Em Mkts                          ____% Glb Disc                     ____% SVS Drm Hi Ret
____% Gl Post                          ____% Gov Sec                      ____% SVS Drm Sm Cap Val
DREYFUS INVESTMENT PORTFOLIO           ____% Growth                       ____% SVS Eagle Fc LC Gro
____% MidCap Stock                     ____% Gro&Inc                      ____% SVS Focus Val+Gro
DREYFUS SOCIALLY RESPONSIBLE           ____% Hlth Sci                     ____% SVS Indx 500
GROWTH                                 ____% High Yld                     ____% SVS INVESCO
____% Soc Rp Gro                       ____% Int'l                              Dynmc Gro
INVESCO                                ____% Intl'l Sel Eqt               ____% SVS Janus Gro & Inc
____% VIF-Utilities                    ____% Inv Grd Bd                   ____% SVS Janus Gro Opp
SCUDDER VARIABLE SERIES                ____% Money Mkt                    ____% SVS MFS Str Val
____% 21st Cent Gro                    ____% Sm Cap Gro                   ____% SVS Oak Strgc Eq
____% Agg Gro                          ____% Tech Gro                     ____% SVS Turner MC Gro
____% Bl Chip


FIXED ACCOUNT*
____ % Fxd Acc't
GPAs**
($1,000 MINIMUM PER ACCOUNT)
____ % 2 Yr.          ____ % 7 Yr.
____ % 3 Yr.          ____ % 8 Yr.
____ % 4 Yr.          ____ % 9 Yr.
____ % 5 Yr.          ____ % 10 Yr.
____ % 6 Yr.

                                                                 *RESTRICTIONS APPLY IN MA
                                                             **NOT AVAILABLE IN MD, PA, WA
                                                    (ALL ALLOCATIONS ABOVE MUST TOTAL 100%)

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10. DOLLAR COST AVERAGING (FOR ADDITIONAL SUBACCOUNTS, USE SECTION 16):

Dollar Cost Averaging is not available into the Fixed or Guarantee Period Accounts or in conjunction with
Automatic Account Rebalancing.

DCA starts one day after issue or _____/_____/_____, whichever is later, and ends when the source account value is exhausted.

TRANSFER AMOUNT: $__________________           TRANSFER FROM: / / Fixed Account    / / Government Securities  / / Money Market
                  ($100 MINIMUM)                             (BE SURE YOU HAVE ALLOCATED MONEY TO THIS ACCOUNT IN SECTION 9)

FREQUENCY: Every  / / 1    / / 2    / / 3   / / 6    / / 12 Months


TRANSFER TO:

Subaccount Name              Allocation Percent         Subaccount Name            Allocation Percent

--------------------        ------------------ %        --------------------      ------------------ %

--------------------        ------------------ %        --------------------      ------------------ %

--------------------        ------------------ %        --------------------      ------------------ %

                             (ALL ALLOCATIONS MUST TOTAL 100%)


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11. MONTHLY AUTOMATIC PAYMENTS (MAP):

/ / I wish to authorize monthly automatic deductions from my checking account for application to this contract.

    ATTACH COMPLETED MAP APPLICATION (FORM 1968) AND VOIDED CHECK.
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12. SYSTEMATIC WITHDRAWALS (FOR ADDITIONAL SUBACCOUNTS, USE SECTION 16):

FREQUENCY: Every  / / 1    / / 2   / / 3   / / 6    / / 12 Months
           Withdrawals begin the later of 15 days after issue, or: ___/______/_______

PROGRAM: (Please choose one)
1. / /Systematic Withdrawal without surrender charge   OR   2. / / Systematic Withdrawal (may incur surrender charges)
     / / 7% Income Solution Program                                 / / $_____________ per frequency
         (additional form #12722 required)
     / / Maximum (15% of payment)
     / / $_____________ per frequency                                    Subaccount Name         Allocation Percent

WITHDRAW FROM*: (Please choose one)                                  ----------------------       ------------------%
     / / Subaccounts listed to the right, or
     / / Pro-Rata from all accounts                                  ----------------------       ------------------%

/ / Do not withhold federal income taxes                             ----------------------       ------------------%
/ / Do withhold 10% or ___________________ (% or $)

/ / I/We wish to use Electronic Funds Transfer (Direct Deposit) and authorize Allmerica Financial to correct electronically any overpayments or erroneous credits made to my contract. PLEASE ATTACH A VOIDED CHECK.
*Systematic Withdrawals are not available from the Guarantee Period Accounts.
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13. AUTOMATIC ACCOUNT REBALANCING (AAR):
/ / I/We elect Automatic Account Rebalancing (AAR) among the above accounts in Section 9 (excluding Fixed and
    Guarantee Period Accounts) every  / / 1    / / 2   / / 3    / / 6    / /  12 Months
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14. SECURE YOUR FUTURE PROGRAM:
/ / Allocate a portion of my/our initial payment to the __________ year GPA such that, at the end of the Guarantee
    Period, the GPA will have grown to an amount equal to the total initial payment assuming no withdrawals or transfers of any kind. The remaining balance will be applied as indicated above in Section 9. (Not available in MD, PA, WA.)
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13077                                                                                          PLUS2-10
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15. REPLACEMENT:
Do you have an existing annuity or life insurance policy(ies)? / / No    / / Yes

Will the proposed contract replace or change any existing annuity or insurance policy? (Additional paperwork may be required in some states.)

/ / No  / / Yes (If yes, list company name and policy number) _____________________________________________
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16. REMARKS:
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NOTICE TO ARKANSAS/NEW JERSEY/OHIO RESIDENTS ONLY: "Any person who includes any false or misleading information on an application for an insurance policy/certificate is subject to criminal and civil penalties."
NOTICE TO COLORADO/DISTRICT OF COLUMBIA/KENTUCKY/LOUISIANA/MAINE/NEW MEXICO/PENNSYLVANIA/TENNESSEE
RESIDENTS ONLY: "Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties."
NOTICE TO OKLAHOMA RESIDENTS ONLY: "Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony."
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17. SIGNATURES:

I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated
and agreed that the only statements which are to be construed as the basis of the contract are those contained in this application. I/We acknowledge receipt of a current prospectus describing the contract applied for. If IRA, Roth IRA, or SEP-IRA application, I/we have received a Disclosure Buyer's Guide. FRAUD
WARNING: ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE
POLICY MAY BE SUBJECT TO CRIMINAL AND CIVIL PENALTIES. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED
ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNTS AND ALL PAYMENTS AND
VALUES BASED ON THE GUARANTEE PERIOD ACCOUNTS (WHERE GPAS ARE AVAILABLE) ARE SUBJECT TO A MARKET VALUE
ADJUSTMENT FORMULA (IF APPLICABLE), THE OPERATION OF WHICH MAY RESULT IN EITHER UPWARD OR DOWNWARD
ADJUSTMENT.

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Signature of Owner                     Signed at (City and State)                             Date

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Signature of Joint Owner               Signed at (City and State)                             Date


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18. REGISTERED REPRESENTATIVE/DEALER INFORMATION:

ATTACH REPLACEMENT FORMS AS REQUIRED.
DOES THE APPLICANT HAVE AN EXISTING ANNUITY OR LIFE INSURANCE POLICY(IES)?  / / NO    / / YES
DOES THE CONTRACT APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE INSURANCE POLICY?    / / YES    / / NO

I certify that the information provided by the owner has been accurately recorded; a current prospectus was delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the contract applied for is suitable for the owner.

                                           (   )                                          /                /
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Signature Of Registered Representative     Telephone Number    Social Security Number      Comm. Code

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Printed Name Of Registered Representative                         Representative E-mail Address (Optional)

                                                                        /                          /
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Printed Name of Broker/Dealer                                             B/D Client Acct. #

                                                                (   )
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Branch Office Street Address For Contract Delivery             Telephone of Broker/Dealer

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MAIL TO:

OVERNIGHT MAIL: Scudder Gateway Annuities/Allmerica Annuity          REGULAR MAIL: Scudder Gateway Annuities/Allmerica Annuity
                66 Brooks Drive, Suite 8632, Braintree, MA 02184                        P.O. Box 8632, Boston, MA 02266-8632
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13077                                                                                     PLUS2-10
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